Acquisition of Business	12 Months Ended
Dec. 31, 2024
Acquisition of Business [Abstract]
ACQUISITION OF BUSINESS:

NOTE 3:- ACQUISITION OF BUSINESS:

A.	Acquisition of Dagesh

On March 10, 2022, the Company announced that its RFID division, BOS-Dimex, acquired the assets of Dagesh Inventory Counting and Maintenance Ltd, or Dagesh, which provides inventory-counting services in Israel, mainly for retail stores.

In consideration for the acquisition, the Company paid Dagesh a total amount of NIS 2.7 million (approximately $828) as follows:

●	At closing, the Company paid NIS 2.15 million;

●	NIS 150,000 was paid in April 2023;

●	NIS 306,267 was paid as an earn out payment, in April 2023; and

●	NIS 113,064 was paid in May 2024.

The consideration included payment of earn-out through February 28, 2023, which eventually was higher by NIS 123,000 (approximately $35) than initially estimated. As a result, the total consideration increased from $793 to $828. This increase was recorded as expenses in year 2022, under general and administrative.

The purchase price allocation of the acquired business (Dagesh Ltd.) was as follows:

March 09,
2022
Total acquisition price	$793

Recognized amounts of identifiable assets acquired:
Intangible assets, net (1)	574
Net assets acquired	574
Goodwill (2)	219

(1)	The fair value estimate of identifiable intangible assets was determined using the “income approach”, which is a valuation technique that estimates the fair value of an assets based on market participants’ expectations of the cash flow an assets would generate over its remaining useful life.

(2)	As part of the purchase price allocation for the acquisition, the Company recorded goodwill in an amount of $219. Goodwill reflects the value or premium of the acquisition price in excess of the fair values assigned to the identified assets acquired. The purchase price intrinsically recognizes the benefits of the broadened depth of new markets and management team and is primarily attributable to expected synergies (See also Note 8c). Due to the characteristics of the acquired business, such amount was allocated to the RFID segment.
B.	Acquisition of Proteus’ share in a joint venture

On July 7, 2013, the Company entered into a profit-sharing agreement with Proteus Ltd (Proteus), providing for the joint market and sale of certain products.

On April 2, 2023, Proteus sold to the Company its share in the joint activity in consideration of $723, of which $138 was paid on signing and the rest is paid in monthly installments during a two-year period.

Pursuant to the sale agreement, Proteus will gradually phase out its marketing and sale of the products until the end of 2023.

As of December 31 2024, the analysis resulted in an impairment loss of goodwill with respect to such unit in the amount of $707. The most significant assumptions used for the income approach for the 2024 impairment test were four years of projected net cash flows, estimated weighted average cost of capital and a long-term growth rate (See Note 2s “Fair value of measurements”).

C.	Acquisition of certain distribution rights

On May 31, 2023, the Company entered into an agreement with Microwave Ltd. for the purchase of its distribution rights for certain products, in consideration of $38, paid at signing.